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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference to this Registration Statement on Form S-8 of our report dated February 7, 2000 included in CB Richard Ellis Services, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.

                              Arthur Andersen LLP


Los Angeles, California
June 5, 2000
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